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                                                                    EXHIBIT 23


                            INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Registration Statement No. 33-92526 of Hansen Natural Corporation on Form S-8 of our report dated March 25, 1997 included in the Annual Report on Form 10-K of Hansen Natural Corporation for the year ended December 31, 1996.

/s/DELOITTE & TOUCHE LLP

Costa Mesa, California
March 28, 1997